SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act OF 1934

        Date of Report (Date of Earliest Event Reported):  September 25,
        1996

                           ORGANIK TECHNOLOGIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


                  WASHINGTON                 0-18935         81-0440517
               (State or other             (Commission     (IRS Employer
                 jurisdiction              File Number)    Identification
               of incorporation)                               Number)


     1919 70th Avenue West, Tacoma, Washington                 98466
     (Address of principal executive offices)                (Zip Code)


                                   (206) 564-1400
               (Registrant's telephone number, including area code)

                                   Not applicable
          (Former name or former address, if changed since last report)

     Item 4.   Changes in Registrant's Certifying Accountant.

     On September 25, 1996, the Registrant engaged Grant, Thornton LLP, to act as the Registrant's certified public account. Grant,Thornton LLP replaces Price Waterhouse who resigned on August 21, 1996.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Danville, State of California, on October 1, 1996.

                                    Organik Technologies, Inc.
                                    --------------------------
                                           (Registrant)

                                    By:/s/  A.J. Salomon
                                       -----------------------
                                       A.J. Salomon
                                       Chief Financial Officer
                                       and Secretary